© 2014 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
May 9, 2014
Earnings Webcast & Conference Call
Third Quarter 2014
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,”
“estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2014 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk
Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual
Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of
Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and
competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Explanation of the Company’s Use of Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-
GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the
Company’s performance.  Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable
GAAP measures.

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued
accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.
You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks Rich Daly, President and CEO
Third Quarter and YTD 2014 Michael Liberatore,
Highlights and Segment Results
Acting Principal Financial Officer
Summary Rich Daly, President and CEO
Q&A Rich Daly, President and CEO
Michael Liberatore,
Acting Principal Financial Officer
Closing Remarks Rich Daly, President and CEO

Key Messages
Record results combined with strategic momentum
Strong results led by Net New Business (recurring revenue closed sales less client losses)
Market conditions remain favorable
Executing on our growth strategy including investing in our future growth
Reaffirming FY14 guidance; anticipating the upper half of
revenue and EPS guidance ranges
Momentum in both businesses and record results enable us to have increased confidence as we begin to set targets for FY15
Growing confidence in delivering sustainable top quartile
stockholder returns
Solid execution in both segments, Emerging and Acquired (E&A) product solutions growth, and record financial results
Expecting current favorable market-based activities to continue
Growing and robust recurring revenue sales pipeline
Increasing investments aligned with the three macro trends
Strong free cash flow generation providing for effective capital stewardship

Financial Highlights
Strong Revenue Growth
Q3 recurring revenues were up 9% (YTD up 9%) and total revenues were up 5% (YTD up 7%)
Primarily due to Net New Business and internal growth
Record Q3 and YTD EPS
Q3 Non-GAAP diluted Earnings Per Share (EPS) of $0.44 was up 13% (YTD $1.08 up 46%)
Q3 GAAP diluted EPS of $0.41 was up 17% (YTD $0.99 up 60%)
Primarily due to increased revenues and operating leverage coupled with improved productivity
Completed the acquisition of Emerald Connect
Will be integrated with Broadridge’s Forefield solutions to create industry’s leading financial advisor client communication solutions
Emerald Connect acquisition expected to be accretive in FY15
Reaffirming FY14 guidance. Revenue and EPS expected to be in the upper half of guidance ranges
7-8% recurring revenue growth (4-5% total revenue growth)
$2.15-2.25 Non-GAAP diluted EPS ($2.03-2.13 GAAP diluted EPS)
•
Mid-point of expected EPS ranges suggests Non-GAAP diluted EPS growth of 17% and
GAAP diluted EPS growth of 23%
Free cash flow of $300M (at mid-point of range)
Increasing investments in solutions aligned with three macro trends to $33M from $28M

Closed Sales Performance
YTD recurring revenue closed sales up 5%
Recurring revenue closed sales were $62M compared to $58M in the prior year (Q3 sales were flat year over year ~$24M)
No large transactions of $5M or greater
Sales pipeline remains robust and is growing
Building momentum across both segments and progress on
pending large transactions
Reaffirming FY14 recurring revenue closed sales guidance
of $110-150M
Achievement of this range requires closing $20-40M of large
transactions of $5M or greater
Expecting to close at least one large transaction and would be disappointed if this did not occur by year end

Key Financial Drivers
3Q 3Q YTD Actual FY14
FY14 FY14 FY13
Range

Growth Drivers as a % of Recurring Revenue

Closed Sales
7% 7% 6% 7%
Client Losses
(3%) (3%) (1%) (3%)
Net New Business 4% 4% 5% 4%
Internal Growth
(a)
4% 4% (1%) 2-3%
Organic Growth
8% 8% 4% 6-7%
Acquisitions 1% 1% 0% 1%
Total Recurring Revenue Growth 9% 9% 4% 7-8%

Growth Drivers as a % of Total Revenue

Recurring Revenue
6% 6% 3% 4-5%
Event-Driven
(b)
0% 1% 1% 0%
Distribution
(c)
0% 1% 2% 0%
FX/Other (1%) (1%) 0%   0%
Total Revenue Growth
5% 7% 6% 4-5%

EBIT Margin  13.7% 12.4% 14.8% 16.5-17.1%

EPS
$0.44  $1.08  $1.88  $2.15-2.25

(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting, Fulfillment, and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Interim Communications
(c) Distribution includes pass-through fees from Matrix
(Recurring)
(Non-GAAP)
(Non-GAAP)

Segment Results & Forecast –
Investor Communication Solutions

Recurring/Growth
Revenue/Growth
EBIT/Growth
Margin/Growth
Q3: $209M /13%   $430M / 6% $56M / 9%   12.9% / 30 bps
YTD: $555M / 12%   $1,152M / 8% $117M / 24%   10.2% / 140 bps
FY14: $923 to $931M / 8 to 9%   $1,832 to $1,848M / 4 to 5% $335 to $344M / 11 to 14%   18.3% to 18.6% /110 - 140bps
Reaffirming FY14 recurring revenue growth guidance of 8 to 9%
Approaching upper half of recurring revenue range due to Net New Business
(led by E&A product solutions) and the inclusion of Emerald Connect acquisition
•
Q3 and full year current market-based activity in line with expectations
• Recurring revenue closed sales on track and maintaining strong client revenue retention rate of 99%
• Emerald Connect to be Non-GAAP EPS neutral in FY14 and expected to be accretive thereafter

Event-driven and distribution revenue in line with expectations
Expected margin contribution of 110-140bps is inclusive of $12M of investments aligned with the three macro trends
(Non-GAAP) (Non-GAAP) (Non-GAAP)

Reaffirming full year revenue range of 4 to 5% growth approaching the upper half of the range
Q3 and YTD revenues increased due to Net New Business and higher trade activity
Strong margin expansion driven by operating leverage and expected productivity improvements
Recurring revenue closed sales of $10M for Q3 ($22M YTD) and reaffirming guidance of $30-40M for FY14
Revenue/Growth EBIT/Growth Margin/Growth
Q3: $178M / 5% $38M / 32% 21.2% / 430 bps
Q3 YTD: $521M / 7% $104M / 79% 20.0% / 810 bps
FY14: $687 to 695M / 4 to 5% $117 to 125M / 38 to 47% 17.0% to 18.0% / 410 to 510 bps
Segment Results & Forecast –
Securities Processing Solutions
(Non-GAAP)
(Non-GAAP)

Closing Summary
Record YTD revenue and EPS results.  FY14 revenue and
EPS expected to be in the upper half of the guidance
ranges
Confidence in our business is higher than it has ever been
Building momentum from sales pipeline growth, E&A product solutions, and favorable market-based activities
Continued strong client revenue retention rate
Broadridge value creation plan expected to generate top
quartile stockholder returns for years to come
Top and bottom line contribution from both business segments
Ability to increase investments aligned with the three macro trends
Strong free cash flow generation providing for effective capital stewardship

10 Q&A There are no slides during this portion of the presentation

11 Closing Comments There are no slides during this portion of the presentation

12 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate Expenses:
YTD results are in line with full year guidance
range and include executive separation agreement expenses and strategic investments
Interest Expense,
net:
Reflects higher interest rate from previous year
due to refinancing of term loan with senior fixed-rate notes
YTD
3Q14 3Q14 Low High
Corporate Expenses $(14)M $(28)M $(51)M $(49)M
Interest Expense, net $(6)M $(18)M $(25)M $(25)M
FX - P&L - Revenue $(2)M $(1)M $10M $10M
                  - EBIT $4M $13M $16M $16M
                  - Transaction Activity $0M $1M $1M $1M
FY14 Range

Broadridge Q3 and YTD FY14
Revenue
FY13 FY14 FY13 FY14 FY13 FY14 FY13 FY14
Q3 Q3 Q3 YTD Q3 YTD Q3 Q3 Q3 YTD Q3 YTD
$404 $430 $1,071 $1,152 $51 $56 $95 $117
8% 6% 7% 8% 12.6% 12.9% 8.8% 10.2%
$170 $178 $487 $521 $29 $38 $58 $104
0% 5% 0% 7% 16.9% 21.2% 11.9% 20.0%
$574 $608 $1,558 $1,673 $80 $93 $153 $221
6% 6% 4% 7% 13.9% 15.4% 9.8% 13.2%
$0 ($0) $0 ($0) ($8) ($14) ($23) ($28)
$3 ($2) $8 ($1) $4 $4 $10 $14
$577 $606 $1,566 $1,672 $75 $83 $140 $207
5% 5% 4% 7% 13.0% 13.7% 8.9% 12.4%
($4) ($6) ($11) ($18)
$6 $6 $17 $18
$77 $83 $146 $207
13.4% 13.7% 9.3% 12.4%
($28) ($28) ($53) ($72)
35.9% 33.9% 36.0% 35.0%
$50 $55 $94 $134
8.6% 9.1% 6.0% 8.0%
($4) ($4) ($11) ($12)
($2) $0 ($5) $0
($6) ($4) ($16) ($12)
$43 $51 $78 $123
7.5% 8.4% 5.0% 7.3%
125.0 124.8 125.9 124.0
$0.39 $0.44 $0.74 $1.08
$0.35 $0.41 $0.62 $0.99
(a) FY13 Q3 excludes Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact). FY13 Q3 YTD excludes Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 Q3 excludes Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact) and Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.02 EPS impact).
     FY13 Q3 YTD excludes Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact) and Acquisition Amortization and Other Costs of $17M (after tax $11M, or $0.08 EPS impact).
     FY14 Q3 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact) and FY14 Q3 YTD excludes Acquisition Amortization and Other Costs of $18M (after tax $12M, or $0.09 EPS impact)
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.
Earnings
ICS
  Growth %  /  Margin %
SPS
  Growth %  /  Margin %
Total Segments
Margin %
Other
(a)
FX

Total Broadridge (Non-GAAP)
(a)
  Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
(c)
Total EBT (Non-GAAP)
(d)
Margin %
Income taxes
Tax Rate
Total Net Earnings (Non-GAAP)
(d)
Margin %
Acquisition Amortization and Other Costs
(c)
Restructuring Charges
(e)
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP)
(d)
Diluted EPS (GAAP)
(b)

Revenue

Earnings
FY13 FY14 Range   FY13 FY14 Range
Actual Low High ($ in millions) Actual Low High

$1,760  $1,832  $1,848  ICS $302  $335 $344
8% 4% 5%   Growth %  /  Margin %  17.2% 18.3% 18.6%
$661  $687  $695  SPS $85  $117 $125
1% 4% 5%   Growth %  /  Margin %  12.9% 17.0% 18.0%
$2,421  $2,519  $2,544
Total Segments
$387  $452 $470
6% 4% 5%
Margin %
16.0% 17.9% 18.5%

$0  $0  $0  Other
(a)
($44) ($51) ($49)
$10  $10  $10  FX
(b)
$15  $17 $17

$2,431  $2,529  $2,554  Total Broadridge (Non-GAAP)
(a)
$359  $417 $437
6% 4% 5%   Growth %  /  Margin %  14.8% 16.5% 17.1%

      Interest & Other ($15) ($25) ($25)

Acquisition Amortization and Other Costs
(c )
$24  $23 $23
      Total EBT (Non-GAAP)
(d)
$367  $414 $434
      Margin % 15.1% 16.4% 17.0%

      Income taxes ($131) ($148) ($155)
Recurring Closed Sales Tax Rate 35.7% 35.7% 35.7%

FY14 Range

Segments Low High Total Net Earnings (Non-GAAP)
(d)
$236  $266 $279
ICS (<$5M) $60 $70 Margin % 9.7% 10.5% 10.9%
SPS (<$5M) $30 $40
Large Deals ( >$5M) $20 $40
Acquisition Amortization and Other Costs
(c )
($15) ($15) ($15)
Total $110 $150
Restructuring Charges
(e)
($9) $0 $0
      Non-GAAP Items (Net of Taxes) ($24) ($15) ($15)

      Total Net Earnings (GAAP) $212  $252 $265
      Margin % 8.7% 10.0% 10.4%

      Diluted Shares 125  124 124

Diluted EPS (Non-GAAP)
(d)
$1.88  $2.15 $2.25

Diluted EPS (GAAP)
$1.69  $2.03 $2.13

Broadridge FY14 Guidance
(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax $13M, or $0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of $23M (after tax $15M or $0.12 EPS impact).
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our decktop applications and one-time tax credit.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

Cash Flow –YTD FY14 Results and FY14 Forecast
Nine Months
Ending
Round March 2014 Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from operations (GAAP) 122.8 $ 123 $                           252 $         265 $
Depreciation and amortization (includes other LT assets) 71.8       72                                 100            110
Stock-based compensation expense 25.0       25                                 33               35
Other (16.4)     (17)                               (5)                5
Subtotal 203.2    203                              380            415
Working capital changes (5.4)        (6)                                  (5)                5
Long-term assets & liabilities changes (10.4)     (10)                               (35)             (35)
Net cash flow (used in) provided by operating activities 187.4    187                              340            385
Cash Flows From Investing Activities
Capital expenditures and software purchases (43.7)     (44)                               (65)             (60)
Free cash flow (Non-GAAP)
143.7 $ 143 $                           275 $         325 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (97.1)     (97)                               (97)             (97)
Stock repurchases net of options proceeds (0.8)        (1)                                  (2)                (2)
Proceeds from borrowing net of debt repayments (0.5)        (1)                                  (1)                (1)
Dividends paid (71.5)     (72)                               (96)             (96)
Other 4.6         5                                   (5)                5
Net change in cash and cash equivalents (21.6)     (22)                               74               134
Cash and cash equivalents, at the beginning of year 266.0    266                              266            266
Cash and cash equivalents, at the end of period 244.4 $ 244 $                           340 $         400 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range
(a)
($ millions)
Unaudited

Recurring Revenue Closed Sales to Revenue
Contribution
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY14 FY14 FY14
ICS (less than $5M deals) $60-70 ~$45-55 ~$60-70
~Contribution to recurring revenue growth ~6%
SPS (less than $5M deals) $30-40 ~$50-55 ~$70-90
~Contribution to recurring revenue growth ~8%
Total deals (less than $5M) $90-110 ~$95-110 ~$130-160
~Contribution to recurring revenue growth 7-8%
Large Deals ($5M or greater) $20-40 $0 ~$20-40
~Contribution to recurring revenue growth
Total Recurring Revenue Closed Sales
$110-150 ~$95-110 ~$150-200
~Contribution to recurring revenue growth 7-8%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.

Revenues and Closed Sales FY08-FY13
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues from event-driven distribution to recurring distribution and Matrix pass-through administrative services revenues from recurring fee to recurring distribution.
($ in millions)
            CAGR Forecast
Recurring Fee Revenues FY08 FY09 FY10 FY11 FY12 FY13 FY08-FY13 FY14
ICS $         567  $         594  $         632  $         720  $         798  $         850  8% $923-931
Growth
7% 5% 6% 14% 11% 7% 8-9%
SPS $         534  $         559  $         536  $         594  $         655  $         661  4% $687-695
Growth
1% 5% -4% 11% 10% 1%   4-5%
Total Recurring Fee Revenues $      1,101  $      1,153  $      1,168  $      1,313  $      1,453  $      1,511  7% $1,609-1,626
Growth
4% 5% 1% 12% 11% 4% 7-8%
Event-Driven $         200  $         180  $         257  $         135  $         132  $         156  -5% $154-157
Growth
-1% -10% 43% -47% -2% 18% (1)-1%
Distribution $         808  $         757  $         781  $         704  $         704  $         755  -1% $755-760
Growth
-2% -6% 3% -10% 0% 7% 0-1%
Other/FX $            22  $         (17) $              4  $            14  $            14  $            10    ~$10
Total Revenues $      2,131  $      2,072  $      2,209  $      2,167  $      2,304  $      2,431  3% $2,529-2,554
Growth
3% -3% 7% -2% 6% 6% 4-5%

Small (<$5M) $            65  $            80  $            66  $            66  $         108  $         103  10% $90-110
Large (=>$5M) $            17  $            15  $            53  $            47  $            12  $            18    $20-40
Recurring Closed Sales $            82  $            95  $         119  $         113  $         120  $         121  8% $110-150
Growth
30% 16% 25% -5% 6% 0% -9-+24%
($ in millions)
            CAGR Forecast
Event-Driven Fee Revenues  FY08 FY09 FY10 FY11 FY12 FY13 FY08-FY13 FY14
Mutual Fund Proxy $            92  $            55  $         150  $            39  $            28  $            43  -14% $50-53
Mutual Fund Supplemental $            49  $            58  $            48  $            44  $            47  $            58  3% $49
Contest/ Specials/ Other
Communications $            59  $            67  $            59  $            52  $            57  $            54  -2% $55
Total Event-Driven Fee Revenues $         200  $         180  $         257  $         135  $         132  $         156  -5% $154-157
Growth
-1% -10% 43% -47% -2% 18%
1%
Recurring Distribution Revenues  $         580  $         567  $         564  $         573  $         597  $         629  2% $639-645
Growth
-2% -2% -1% 2% 4% 5%
2-3%
ED Distribution Revenues  $         228  $         190  $         217  $         131  $         107  $         126  -11% ~$115
Growth
0% -17% 14% -39% -18% 17%
  (8)%
Total Distribution Revenues $         808  $         757  $         781  $         704  $         704  $         755  -1% ~$755-760
Growth
-2% -6% 3% -10% 0% 7%
0 -1%
(a)
(b)
(b)

Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 3Q13 3Q14 YTD13 YTD14 FY11 FY12 FY13 FY14 Range
Actual Actual Actual Actual Actual Actual Actual Low High
Diluted EPS (Non-GAAP)
$0.39 $0.44 $0.74 $1.08 $1.47 $1.67 $1.88 $2.15 $2.25
Acquisition Amortization and Other Costs ($0.02) ($0.03) ($0.08) ($0.09) ($0.10) ($0.12) ($0.12) ($0.12) ($0.12)
Restructuring and Impairment Charges, net ($0.02) $0.00 ($0.04) $0.00 $0.00 ($0.45) ($0.07) $0.00 $0.00
IBM Migration costs $0.00 $0.00 $0.00 $0.00 ($0.03) ($0.12) $0.00 $0.00 $0.00
Diluted EPS (GAAP)
$0.35 $0.41 $0.62 $0.99 $1.34 $0.98 $1.69 $2.03 $2.13
Reconciliation of EBT Guidance (a) 3Q13 3Q14 YTD13 YTD14 FY11 FY12 FY13 FY14 Range
($ in millions)
Actual Actual Actual Actual Actual Actual Actual Low High
Total EBT (Non-GAAP) $77 $83 $146 $207 $295 $331 $367 $414 $434
Margin % 13.4% 13.7% 9.3% 12.4% 13.6% 14.4% 15.1% 16.4% 17.0%
Acquisition Amortization and Other Costs ($6) ($6) ($17) ($18) ($19) ($25) ($24) ($23) ($23)
Restructuring and Impairment Charges, net ($4) $0 ($8) $0 $0 ($81) ($20) $0 $0
IBM Migration costs $0 $0 $0 $0 ($6) ($25) $0 $0 $0
Total EBT (GAAP) $68 $77 $121 $189 $270 $201 $323 $392 $412
Margin % 11.7% 12.7% 7.7% 11.3% 12.4% 8.7% 13.3% 15.5% 16.1%
(a) Details may not sum to totals due to rounding
Nine Months
Ending
Round March 2014 Low High
Free Cash Flow
Round
Net earnings from operations (GAAP) 122.8 $ 123 $                          252 $        265 $
Depreciation and amortization (includes other LT assets) 71.8 72 100 110
Stock-based compensation expense 25.0 25 33 35
Other (16.4) (17) (5) 5
Subtotal 203.2
203 380 415
Working capital changes (5.4) (6) (5) 5
Long-term assets & liabilities changes (10.4) (10) (35) (35)
Net cash flow (used in) provided by operating activities 187.4 187 340 385
Cash Flows From Investing Activities
Capital expenditures and software purchases (43.7)
(44)
(65) (60)
Free cash flow (Non-GAAP)
143.7 $ 143 $                          275 $        325 $
(b) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow -Non-GAAP
FY14 Range (b)
($ millions)
Unaudited

(Non-GAAP):

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
3Q13 3Q14 YTD FY13 YTD FY14 Type
Proxy
Equities 34.0 $             37.9 $             84.8 $             88.3 $             RC
Stock Record Position Growth 7% 7% 3% 3%
Pieces 27.1 68.1 72.1 0.6
Mutual Funds 7.1 $               9.5 $               22.7 $             36.0 $             ED
Pieces 13.0 12.1 36.7 48.0 0.6
Contests/Specials 2.3 $               4.3 $               7.3 $               10.9 $             ED
Pieces 2.2 5.4 6.7 12.2
Total Proxy 43.4 $             51.7 $             114.8 $            135.2 $
Total Pieces 42.3 48.1 111.5 132.3
Notice and Access Opt-in % 70% 75% 64% 70%
Suppression % 59% 60% 60% 59%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 36.6 $             48.9 $             99.9 $             126.7 $            RC
Position Growth 9% 10% 10% 12%
Pieces 166.9 225.2 470.8 586.2
Mutual Funds (Supplemental Prospectuses) & Other 20.2 $             12.8 $             44.0 $             32.8 $             ED
Pieces 107.0 66.2 228.6 173.7
Total  Interims 56.8 $             61.7 $             143.9 $            159.5 $
Total Pieces 273.9 291.4 699.4 759.9
Transaction
Transaction Reporting/Customer Communications 50.8 $             47.6 $             129.4 $            119.5 $            RC
Reporting
Fulfillment
Fulfillment 36.0 $             32.9 $             101.1 $            109.0 $            RC
Emerging, Acquired
Emerging/Acquired (a) 28.5 $             42.0 $             80.8 $             111.1 $            RC
and Other
Other (b) 8.1 $               11.6 $             23.6 $             27.1 $             ED
Total Emerging. Acquired and Other 36.6 $             53.6 $             104.4 $            138.2 $
Total Fee Revenues 223.6 $           247.5 $           593.6 $            661.4 $
Total Distribution Revenues (c) 180.6 $           182.8 $           476.9 $            491.0 $
Total Revenues as reported -GAAP 404.2 $           430.3 $           1,070.5 $         1,152.4 $
FY14  Ranges
Low High
Total RC Fees 185.9 $           209.3 $           496.0 $            554.6 $            923 $      931 $
% RC Growth 9% 13% 8% 12% 8% 9%
Total ED Fees 37.7 $             38.2 $             97.6 $             106.8 $            ~ $    156
Low High
Sales 12% 7% 8% 6% 6% 6%
Key
Losses -1% -1% -1% -2% -2% -2%
Revenue
Net New Business 11% 6% 7% 4% 4% 4%
Drivers
Internal growth -2% 5% 1% 6% 3% 4%
(Recurring)
Recurring (Excluding Acquisitions) 9% 11% 8% 10% 7% 8%
Acquisitions 0% 2% 0% 2% 1% 1%
Total Recurring 9% 13% 8% 12% 8% 9%
Low High
Key
Recurring, Net (d) 4% 6% 4% 6% 4% 5%
Revenue
Event-Driven 1% 0% 0% 1% 0% 0%
Drivers
Distribution 3% 0% 3% 1% 0% 0%
(Total)
TOTAL 8% 6% 7% 8% 4% 5%
(a) Emerging  and Acquired includes fee revenues from acquisitions (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire and Emerald Connect) and the portfolio of emerging products
(i.e. Tax Managed Services, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions
30.6

SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Note: Outsourcing is now included in Other Equity Services
3Q13 3Q14 YTD FY13 YTD FY14 Type
Equity
Transaction-Based Equity Trades 33.8 $         35.5 $         94.9 $         101.4 $       RC
Internal Trade Volume 917                1,053            828                959
Internal Trade Growth -2% 15% -9% 16%
Trade Volume (Average Trades per Day in '000) 979                1,076            888                978
Non-Transaction Other Equity Services 109.6          114.4          315.2 $       333.8 $       RC
Total Equity 143.4 $       149.9 $       410.1 $       435.2 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 14.0 $         14.0 $         41.5 $         43.3 $         RC
Internal Trade Volume 307                301                298                298
Internal Trade Growth 0% -2% 0% 0%
Trade Volume (Average Trades per Day in '000) 308                298                299                299
Non-Transaction Other Fixed Income Services 12.3 $         14.0 $         35.8 $         42.3 $         RC
Total Fixed Income 26.2 $         28.0 $         77.2 $         85.5 $
Total Net Revenue as reported - GAAP 169.6 $       177.9 $       487.3 $       520.7 $       FY14 Ranges
Low High
Sales 7% 8% 5% 9% 8% 8%
Losses -2% -4% -2% -3% -4% -3%
Key
Net New Business 5% 4% 3% 6% 4% 5%
Revenue
Internal growth -5% 1% -4% 1% 0% 0%
Drivers
Acquisitions 0% 0% 1% 0% 0% 0%
TOTAL 0% 5% 0% 7% 4% 5%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy serviceswe provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Emerging, Acquired and Other Communications
Emerging – Refers to the services provided by our emerging products portfolio (e.g. Tax Services, Vote Recommendations, and Class Actions).
Acquired – Refers to the services provided by our acquisitions portfolio (e.g. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire and Emerald
Connect).
Other – Refers primarily to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-
objecting beneficial owner (NOBO) lists, and corporate actions such as tender offer transactions.